Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

3670 Oceanside Realty, LLC (DE)

510 Sunrise Realty, LLC (DE)

Advantagecars.com, Inc. (DE)
dba
Group 1 Hyundai Southwest Houston

Amarillo Motors-F, Inc. (DE)
dba
Gene Messer Ford of Amarillo
Gene Messer Auto Group
Gene Messer Ford of Amarillo Collision Center
Gene Messer Collision Center of Amarillo

AMR Real Estate Holdings, LLC (DE)

Baron Development Company, LLC (KS)

Baron Leasehold, LLC (KS)

Bob Howard Automotive-East, Inc. (OK)
dba
South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Chevrolet, Inc. (OK)
dba
Bob Howard Chevrolet

Bob Howard Dodge, Inc. (OK)
dba
Bob Howard Chrysler Dodge Jeep Ram

Bob Howard Motors, Inc. (OK)
dba
Bob Howard Toyota
Bob Howard Auto Group

Bob Howard Nissan, Inc. (OK)
dba
Bob Howard Nissan

Bohn-FII, LLC (DE)

Bohn Holdings, LLC (DE)

Caliber Motors Inc. (CA)
dba
Mercedes-Benz of Anaheim Hills

Chaperral Dodge, Inc. (DE)

Danvers-S, Inc. (DE)
dba
Audi Peabody

Danvers-SB, Inc. (DE)
dba
BMW of Stratham

Danvers-SU, LLC (DE)
dba
Ira Subaru

Danvers-T, Inc. (DE)
dba
Ira Toyota
Ira Toyota of Danvers
Ira Collision Center
Ira Collision Center of Danvers

Danvers-TIV, Inc. (MA)
dba
Ira Toyota of Hyannis

Danvers-TL, Inc. (DE)
dba
Ira Lexus
Ira Lexus of Danvers

Danvers-TV, Inc. (MA)
dba
Ira Toyota of Orleans

G1R CA, LLC (CA)

G1R Clear Lake, LLC (TX)

G1R Florida, LLC (DE)

G1R Mass, LLC (DE)

GPI, Ltd. (TX)

GPI AL-N, Inc. (DE)

GPI AL-SB, LLC (DE)
dba
BMW of Mobile
BMW of Mobile Collision Center

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI CA-DMIII, LLC (CA)

GPI CA-H, Inc. (CA)
dba
Capital City Honda
Capital City Collision Center

GPI CA-LXI (CA)
dba
Tustin Lexus
Newport Lexus

GPI CA-SV, Inc. (DE)

GPI CA-TII, Inc. (DE)
dba
Toyota of Anaheim

GPI CC, Inc. (DE)
dba
Group 1 Automotive Call Center

GPI FL-A, LLC (NV)
dba
Audi North Miami

GPI FL-G, LLC (FL)
dba
Estero Bay Chevrolet

GPI FL-H, LLC (DE)
dba
Honda of Bay County

GPI FL-HA, LLC (FL)
dba
Acura of Ft. Myers

GPI FL-LX, LLC (FL)
dba
Lexus of Fort Myers

GPI FL-VW, LLC (DE)
dba
Group 1 Volkswagen of Panama City

GPI GA-CC, LLC (GA)

GPI GA-CGM, LLC (NV)
dba
Group 1 GMC Rivertown

GPI GA-DM, LLC (DE)
dba
Mercedes-Benz of Augusta
GPI GA-DMDMII, LLC
dba
Mercedes-Benz of Buckhead

GPI GA-FII, LLC (DE)
dba
Group 1 Ford of Kennesaw
Tidwell Ford Collision Center
Tidwell Collision Center of Kennesaw

GPI GA-FIII, LLC (DE)
dba
Group 1 Ford of Rivertown

GPI GA-H, LLC (GA)

GPI GA-HII, LLC (GA)

GPI GA-SU, LLC (NV)
dba
Group 1 Subaru Rivertown

GPI GA-T, LLC (DE)
dba
World Toyota
World Toyota Collision & Glass Center
World Toyota Collision Center of Atlanta

GPI GA-TII, LLC (NV)
dba
Group 1 Rivertown Toyota

GPI GA-TIII, LLC (GA)

GPI GA-TIV, LLC (GA)

GPI GA Holdings, Inc. (DE)

GPI GA Liquidation, LLC (DE)

GPI KS-SB, Inc. (DE)
dba
Baron BMW
Baron MINI
Baron BMW Collision Center
Baron Collision Center of Kansas City

GPI KS-SK, Inc. (DE)
dba
Shawnee Mission Kia

GPI LA-DM, LLC (LA)
dba
Mercedes-Benz of Shreveport

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI LA-FII, LLC (DE)
dba
Group 1 Ford of Shreveport
Group 1 Lincoln of Shreveport

GPI LA-H, LLC (LA)
dba
Honda of Slidell

GPI LA-J, LLC (LA)

GPI LA-V, LLC (LA)

GPI MA-AII, Inc. (MA)
dba
Audi Westwood
Ira Collision Center South

GPI MA-DM, Inc. (MA)
dba
Mercedes-Benz of Hanover

GPI MA-DMII, Inc. (MA)
dba
Mercedes-Benz of Westwood

GPI MA-F, Inc. (MA)
dba
Ira Ford Auburn

GPI MA-FM, Inc. (MA)
dba
Ira Mazda

GPI MA-FV, Inc. (MA)
dba
Ira Volvo Cars South Shore

GPI MA-GM, Inc. (MA)

GPI MA-H, Inc. (MA)

GPI MA-HA, Inc. (MA)
dba
Ira Acura Westwood

GPI MA-HII, Inc. (MA)

GPI MA-LR, Inc. (MA)
dba
Land Rover Rockland

GPI MA-P, Inc. (MA)
dba
Porsche Westwood

GPI MA-SB, Inc. (MA)
dba
BMW of Norwood

GPI MA-SBII, Inc. (MA)
dba
BMW Rockland
BMW Mini

GPI MD Holdings, Inc. (MD)

GPI MD-SB, LLC (DE)
dba
BMW of Annapolis
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MD-H Greenbelt, LLC (MD)
dba
Honda of Greenbelt
Beltway Collision Center

GPI MD-HII, LLC (MD)
dba
Honda of Owings Mills
Owings Mills Pre Owned Center

GPI MD-HY, LLC (MD)
dba
College Park Hyundai

GPI MD-K, LLC (MD)
dba
Kia of Bowie

GPI MD-T, LLC (MD)
dba
Toyota of Bowie
Toyota Certified at Capital Plaza Pre Owned

GPI ME-DC, Inc. (ME)

GPI ME-DM, Inc. (ME)
dba
Mercedes-Benz of Scarborough

GPI ME-F, Inc. (ME)
dba
Ira Ford Saco

GPI ME-H, Inc. (ME)
dba
Ira Honda Saco

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI ME-SV, Inc. (ME)
GPI ME-T, Inc. (ME)
dba
Ira Toyota Saco
Ira Collision Center North

GPI MS-H, Inc. (DE)
dba
Pat Peck Honda

GPI MS-N, Inc. (DE)

GPI MS-SK, Inc. (DE)

GPI NH-DM, Inc. (NH)
dba
Mercedes-Benz of Manchester

GPI NH-SU, Inc. (NH)
dba
Ira Subaru Manchester

GPI NH-T, Inc. (DE)
dba
Ira Toyota of Manchester

GPI NH-TL, Inc. (DE)

GPI NJ-DC, Inc. (NJ)

GPI NJ-HA, LLC (NV)
dba
Elite Acura

GPI NJ-HII, LLC (NV)
dba
Boardwalk Honda

GPI NJ-SB, LLC (NV)
dba
BMW of Atlantic City
BMW of Atlantic City Collision Center

GPI NJ-SU Inc. (NJ)

GPI NM-J, Inc. (NM)
dba
Land Rover Albuquerque

GPI NM-LRII, Inc. (NM)
dba
Land Rover Santa Fe

GPI NM-SB, Inc. (NM)
dba
Sandia BMW
Sandia MINI

GPI NM-SBII, Inc. (NM)
dba
Santa Fe BMW
Santa Fe MINI

GPI NM-SC, LLC (NM)
dba
BMW Motorcycles of Albuquerque

GPI NM-SCII, LLC (NM)
dba
Santa Fe BMW Motorcycles

GPI NM-T, Inc.

GPI NM-TL, Inc. (NM)
dba
Lexus of Albuquerque
Lexus of Santa Fe

GPI NY-GM, LLC (NY)

GPI NY-GMII, LLC (NY)
dba
Rockville Centre GMC

GPI NY-SU, LLC (NY)

GPI NY Holdings, Inc. (NV)

GPI OK-HII, Inc. (NV)
dba
South Pointe Honda
South Pointe Used Car and Truck Center

GPI OK-SH, Inc. (DE)
dba
Bob Howard Hyundai

GPI SAC-T, Inc. (DE)
dba
Folsom Lake Toyota
Folsom Lake Collision Center
Folsom Lake Toyota Collision Center

GPI SC-DM, LLC (SC)
dba
Mercedes-Benz of Hilton Head

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI SC-H, LLC (SC))
dba
Hilton Head Honda

GPI SC-SB, LLC (DE)
dba
BMW of Columbia
GP1 Collision Center of Columbia

GPI SC-SBII, LLC (DE)
dba
Hilton Head BMW

GPI SC-T, LLC (DE)
dba
Toyota of Rock Hill

GPI SC, Inc. (DE)
dba
Sterling McCall Collision Center of Jersey Village
Sterling McCall Collision of Jersey Village

GPI SC Holdings, Inc. (DE)

GPI TX-A, Inc. (NV)
dba
Audi Grapevine

GPI TX-AII, Inc. (TX)
dba
Audi Fort Worth

GPI TX-AIII, Inc. (TX)
dba
Audi El Paso

GPI TX-ARGMIII, Inc. (NV)

GPI TX-DCIV, Inc. (TX)
dba
Group 1 Chrysler Dodge Jeep Ram Denton

GPI TX-DMII, Inc. (NV)
dba
Mercedes-Benz of Clear Lake
Sprinter of Clear Lake

GPI TX-DMIII, Inc. (NV)
dba
Mercedes-Benz of Boerne
Sprinter of Boerne

GPI TX-DMIV, Inc. (NV)
dba
Mercedes-Benz of Georgetown
Sprinter of Georgetown

GPI TX-DMV, Inc. (TX)
dba
Mercedes-Benz of South Austin

GPI TX-EPGM, Inc. (DE)
dba
Group 1 GMC Westside

GPI TX-F, Inc. (DE)
dba
Group 1 Ford of El Paso
Group 1 Collision El Paso

GPI TX-FMII, Inc. (TX)
dba
Group 1 Mazda Denton

GPI TX-FV, Inc. (TX)
GPI TX-G, Inc. (TX)
dba
Group 1 Buick GMC North

GPI TX-GII, Inc. (TX)
dba
Group 1 Buick GMC South

GPI TX-GIII, Inc. (TX)
dba
Group 1 GMC Coastal Bend

GPI TX-HAII, Inc. (NV)
dba
Sterling McCall Acura Sugar Land

GPI TX-HGMII, Inc. (NV)
dba
Group 1 GMC Southwest

GPI TX-HGMIV, Inc. (NV)
dba
Group 1 Chevrolet Spring
Group 1 Collision Spring

GPI TX-HIII, Inc. (TX)
dba
Fernandez Honda

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI TX-HY, Inc. (TX)
dba
Group 1 Hyundai North Austin

GPI TX-N Austin Preowned, Inc. (TX)

GPI TX-NVI, Inc. (NV)
dba
Cedar Park Nissan

GPI TX-P, Inc. (TX)
dba
Porsche El Paso

GPI TX-SBII, Inc. (DE)
dba
BMW of El Paso

GPI TX-SBIII, Inc. (NV)
dba
BMW of Arlington
MINI of Arlington
BMW-MINI of Arlington
GP1 Collision Center of Arlington

GPI TX-SBIV, Inc. (TX)
dba
BMW of Clear Lake
MINI of Clear Lake
BMW-MINI Clear lake

GPI TX-SHII, Inc. (DE)

GPI TX-SK, Inc. (DE)
dba
Gene Messer Kia
Gene Messer Auto Group

GPI TX-SKII, Inc. (NV)
dba
Kia of South Austin

GPI TX-SKIII, Inc. (TX)
Beck & Masten Kia

GPI TX-SMGEN, Inc. (TX)
dba
Genesis of Southwest Houston

GPI TX-SU, Inc. (TX)
dba
Group 1 Subaru El Paso

GPI TX-SVII, Inc. (DE)

GPI TX-SVIII Inc. (DE)
dba
Volkswagen of Alamo Heights

GPI TX-TIV, Inc. (TX)
dba
Toyota of North Austin

Group 1 Associates, Inc. (DE)

Group 1 FL Holdings, Inc. (DE)

Group 1 Funding, Inc. (DE)

Group 1 Holdings-DC, LLC (DE)

Group 1 Holdings-F, LLC (DE)

Group 1 Holdings-GM, LLC (DE)

Group 1 Holdings-H, LLC (DE)

Group 1 Holdings-N, LLC (DE)

Group 1 Holdings-S, LLC (DE)

Group 1 Holdings-T, LLC (DE)

Group 1 LP Interests-DC, Inc. (DE)

Group 1 Realty, Inc. (DE)
dba
Group 1 Realty, Inc. of Delaware (LA)
G1R New Hampshire (NH)

Group 1 Realty NE, LLC (MA)

Harvey Ford, LLC (DE)

Harvey Operations-T, LLC (DE)
dba
Group 1 Toyota West Bank

Howard-DCIII, LLC (DE)
dba
South Pointe Chrysler Dodge Jeep Ram
South Pointe Automall

Howard-GM, Inc. (DE)
dba
Bob Howard Buick GMC
Bob Howard GMC Truck
Bob Howard Collision Center
Bob Howard Collision Center of Edmond

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Howard-GM II, Inc. (DE)
dba
Bob Howard PDC
Group 1 Autoparts.com
Group 1 Autoparts
Howard Parts Distribution Center

Howard-H, Inc. (DE)
dba
Bob Howard Honda

Howard-HA, Inc. (DE)
dba
Bob Howard Acura

Howard-SB, Inc. (DE)
dba
BMW of Tulsa

HRI Procurement, Inc. (TX)

Ira Automotive Group, LLC (DE)

Ivory Auto Properties of South Carolina, LLC (SC)

Key Ford, LLC (DE)
dba
Group 1 Ford of Pensacola

Kutz-N, Inc. (DE)

LHM ATO, LLC (UT)
dba
Group 1 Toyota Albuquerque

Lubbock Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Ford Collision Center
Gene Messer Collision Center of Lubbock
Gene Messer Auto Group

Lubbock Motors-GM, Inc. (DE)
dba
Gene Messer Chevrolet
Gene Messer Auto Group
Gene Messer Accessories
Gene Messer Quality Used Cars

Lubbock Motors-S, Inc. (DE)
dba
Group 1 Volkswagen Hub City

Lubbock Motors-SH, Inc. (DE)
dba
Gene Messer Hyundai
Gene Messer Auto Group

Lubbock Motors-T, Inc. (DE)
dba
Gene Messer Toyota
Gene Messer Auto Group

Maxwell Ford, Inc. (DE)
dba
Group 1 Ford of South Austin
Maxwell Collision Center of Austin
Maxwell Ford Collision Center

Maxwell-GMII, Inc. (DE)
dba
Freedom Chevrolet

Maxwell-N, Inc. (DE)
dba
Group 1 Hyundai North Austin

Maxwell-NII, Inc. (DE)
dba
Round Rock Nissan
Group 1 Collision Round Rock

McCall-F, Inc. (DE)
dba
Group 1 Ford of Southwest Houston
Group 1 Collision Houston

McCall-H, Inc. (DE)
dba
Sterling McCall Honda

McCall-HA, Inc. (DE)
dba
Sterling McCall Acura

McCall-N, Inc. (DE)
dba
Group 1 Nissan Southwest Houston
Group 1 Collision Southwest Houston

McCall-SB, Inc. (DE)
dba
BMW of Houston Midtown

McCall-T, Inc. (DE)
dba
Group 1 Toyota Southwest Houston

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

McCall-TII, Inc. (DE)
dba
Group 1 Toyota Fort Bend
Group 1 Toyota Fort Bend Collision

McCall-TL, Inc. (DE)
dba
Lexus Southwest Houston
Lexus Clear Lake
Group 1 Restoration Center
Group 1 Collision Clear Lake

Mike Smith Automotive-H, Inc. (DE)

Mike Smith Automotive-N, Inc. (TX)

Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)

Mike Smith Autoplex Dodge, Inc. (TX)

Mike Smith Autoplex-German Imports, Inc. (TX)

Mike Smith Imports, Inc. (TX)

Miller-DM, Inc. (DE)
dba
Mercedes-Benz of Beverly Hills
Miller’s Mercedes-Benz of Beverly Hills
smart center Beverly Hills
Beverly Hills, Ltd.

NJ-H, Inc. (DE)

NJ-HAII, Inc. (DE)

NJ-SV, Inc. (DE)

Rockwall Automotive-DCD, Ltd. (TX)
dba
Group 1 Chrysler Dodge Jeep Ram Rockwall

Rockwall Automotive-F, Inc. (DE)
dba
Group 1 Ford of Rockwall
Rockwall Ford Collision Center

Tate CG, LLC (MD)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc. — United Kingdom

Autodevotion Limited (UK)
dba
Group 1 Assured (fka Auto Devotion Ipswich)
Group 1 Assured (fka Auto Devotion Lowestoft)
Group 1 Assured (fka Auto Devotion Norwich)
Group 1 Assured (fka Auto Devotion Peterborough)

Barons Automotive Limited (UK)
dba
Barons Bedford BMW/MINI
Barons Cambridge Cambourne BMW/MINI
Barons Farnborough Hampshire BMW/MINI
Barons Hindhead BMW/MINI
Barons Stansted Bishop's Stortford BMW/MINI
Chandlers Brighton Portslade BMW/MINI
Chandlers Hailsham East Sussex BMW/MINI
Chandlers Worthing Rustington BMW/MINI

Barons Autostar Limited (UK)
dba
Mercedes-Benz of Bury St. Edmunds
Mercedes-Benz of Cambridge
smart of Cambridge
Mercedes-Benz of Kings Lynn
Mercedes-Benz of Norwich
smart of Norwich
Mercedes-Benz of Peterborough
smart of Peterborough

Beadles Coulsdon Limited (UK)
dba
Group 1 (fka Beadles Kia Coulsdon)
Group 1 (fka Beadles Kia Maidstone)

Beadles Dartford Limited (UK)
dba
Beadles Volkswagen Bromley
Beadles Volkswagen Dartford
Beadles Volkswagen Maidstone
Beadles Volkswagen Sevenoaks
Beadles Van Centre

Beadles Group Limited (UK)

Beadles Maidstone Limited (UK)
dba
Group 1 (fka Beadles Škoda Maidstone)
Group 1 (fka Škoda Southend)

Beadles Medway Limited (UK)
dba
Group 1 (fka Beadles Toyota Maidstone)
Group 1 (fka Beadles Toyota Medway)

Beadles Sidcup Limited (UK)
dba
Group 1 (fka Beadles Jaguar Land Rover Sidcup)
Group 1 (fka Beadles Jaguar Land Rover Southend)

Chandlers Garage Holdings Limited (UK)

Fairfield Garage (Leigh-on-Sea) Limited (UK)
dba
Fairfield BMW
Group 1 Assured Billericay

Group 1 Automotive UK Limited (UK)

Hodgson Automotive Limited (UK)
dba
Group 1 (fka Beadles Volkswagen Chelmsford)
Group 1 (fka Beadles Volkswagen Colchester)
Group 1 (fka Beadles Volkswagen Colchester CV Aftersales)
Group 1 (fka Beadles Volkswagen Romford)
Group 1 (fka Beadles Volkswagen Southend)
Group 1 (fka Beadles Volkswagen Commercials Chelmsford)
Chelmsford Audi
Chingford Audi
Colchester Audi
Harold Wood Audi
Southend Audi
Stansted Audi

Robinsons Autoservices Limited (UK)
dba
Audi Norwich, Audi Approved Used Lowestoft
Group 1 (fka Citroen Peterborough)
Group 1 (fka SEAT Ipswich)
Group 1 (fka SEAT Service Lowestoft)
Group 1 (fka Škoda Norwich)
Group 1 (fka Volkswagen Norwich)
Group 1 (fka Volkswagen Lowestoft)
Group 1 (fka Volkswagen Peterborough)
Group 1 (fka Volkswagen CV Norwich)
Group 1 (fka Volkswagen CV Peterborough)
Robinsons Autostar Garages Holdings Limited (UK)

Robinsons Autostar Garage Holdings Limited

Robinsons TPS Limited (UK)
dba
Volkswagen TPS Norwich

1

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc. — United Kingdom
Spire Automotive Limited (UK)
dba
Group 1 (fka Barons Borehamwood - BMW/MINI)
Group 1 (fka Barons Kentish Town BMW/MINI Aftersales)
Group 1 (fka Barons Ruislip BMW/MINI Aftersales)
Group 1 (fka Beadles Jaguar Land Rover Watford)
Group 1 (fka Beadles Jaguar Land Rover North West London)
Finchley Road Audi
Hatfield Audi
Hatfield SEAT
Lakeside SEAT
Shenley Pre-Delivery Center
Watford Audi
Westfield SEAT
Whetstone Audi

Sterling Management Holdings Limited (Cayman Islands)

Think One Limited (UK)
dba
Group 1 (fka Think Ford Basingstoke)
Group 1 (fka Think Ford Bracknell)
Group 1 (fka Think Ford Farnborough)
Group 1 (fka Think Ford Guildford)
Group 1 (fka Think Ford Newbury)
Group 1 (fka Think Ford Wokingham)

Walter Holdings Limited (UK)

L&L Inc Limited
dba
Mercedes-Benz of Stevenage
Mercedes-Benz of Hemel Hampstead
Mercedes-Benz of Bishops Stortford
Mercedes-Benz of Hertford

Group 1 Retail Ltd
dba
Group 1 Chelmsford BMW (fka Inchcape Chelmsford BMW)
Group 1 Colchester BMW (fka Inchcape Colchester BMW)
Group 1 Ipswich BMW (fka Inchcape Ipswich BMW)
Group 1 Norwich BMW (fka Inchcape Norwich BMW)
Group 1 Reading BMW (fka Inchcape Reading BMW)
Group 1 Chelmsford MINI (fka Inchcape Chelmsford MINI)
Group 1 Colchester MINI (fka Inchcape Colchester MINI)
Group 1 Ipswich MINI (fka Inchcape Ipswich MINI)
Group 1 Norwich MINI (fka Inchcape Norwich MINI)
Group 1 Reading MINI (fka Inchcape Reading MINI)
Group 1 Jaguar Chester (fka Inchcape Jaguar Chester)
Group 1 Jaguar Derby (fka Inchcape Jaguar Derby)
Group 1 Jaguar Guildford (fka Inchcape Jaguar Guildford)
Group 1 Jaguar Norwich (fka Inchcape Jaguar Norwich)
Group 1 Jaguar Preston (fka Inchcape Jaguar Preston)
Group 1 Jaguar Land Rover Guildford Aftersales Centre (fka Inchcape Jaguar Land Rover Guildford Aftersales Centre)
Group 1 Land Rover Chester (fka Inchcape Land Rover Chester)
Group 1 Land Rover Derby (fka Inchcape Land Rover Derby)
Group 1 Land Rover Guildford (fka Inchcape Land Rover Guildford)
Group 1 Land Rover Kings Lynn (fka Inchcape Land Rover Kings Lynn)
Group 1 Land Rover Norwich (fka Inchcape Land Rover Norwich)
Group 1 Land Rover Preston (fka Inchcape Land Rover Preston)
Group 1 Toyota Basingstoke (fka Inchcape Toyota Basingstoke)
Group 1 Toyota Burton (fka Inchcape Toyota Burton)
Group 1 Toyota Derby (fka Inchcape Toyota Derby)
Group 1 Toyota Guildford (fka Inchcape Toyota Guildford)
Group 1 Toyota North Nottingham (fka Inchcape Toyota North Nottingham)
Group 1 Toyota Nottingham (fka Inchcape Toyota Nottingham)
Group 1 Toyota Sandhurst (fka Inchcape Toyota Sandhurst)
Group 1 Toyota Warrington (fka Inchcape Toyota Warrington)
Group 1 Volkswagen Altrincham (fka Inchcape Volkswagen Altrincham)
Group 1 Volkswagen Bolton (fka Inchcape Volkswagen Bolton)
Group 1 Volkswagen Bury (fka Inchcape Volkswagen Bury)
Group 1 Volkswagen Cheltenham (fka Inchcape Volkswagen Cheltenham)
Group 1 Volkswagen Chester (fka Inchcape Volkswagen Chester)
Group 1 Volkswagen Exeter (fka Inchcape Volkswagen Exeter)
Group 1 Volkswagen Macclesfield (fka Inchcape Volkswagen Macclesfield)
Group 1 Volkswagen Manchester (fka Inchcape Volkswagen Manchester)
Group 1 Volkswagen Shrewsbury (fka Inchcape Volkswagen Shrewsbury)
Group 1 Volkswagen Stockport (fka Inchcape Volkswagen Stockport)
Group 1 Volkswagen Swindon (fka Inchcape Volkswagen Swindon)
Group 1 Volkswagen Telford (fka Inchcape Volkswagen Telford)
Group 1 Volkswagen Wirral (fka Inchcape Volkswagen Wirral)
Group 1 Volkswagen Van Centre Manchester (fka Inchcape Volkswagen Van Centre Manchester)
Group 1 Volkswagen Van Service Centre Manchester (fka Inchcape Volkswagen Van Service Centre Manchester)
Lexus Derby (fka Lexus Debry)
Lexus Guildford (fka Lexus Guildford)
Lexus Leicester (fka Lexus Leicester)
Lexus Nottingham (fka Lexus Nottingham)
Audi Approved Hyde (fka Audi Approved Hyde)
Cheshire Oaks Audi (fka Cheshire Oaks Audi)
Macclesfield Audi (fka Macclesfield Audi)
Stockport Audi (fka Stockport Audi)
Swindon Audi (fka Swindon Audi)
Tetbury Audi (fka Tetbury Audi)
2

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc. — United Kingdom
Group 1 Accident Repair Centre Chester (fka Inchcape Accident Repair Centre Chester)
Group 1 Accident Repair Centre Manchester (fka Inchcape Accident Repair Centre Manchester)
Group 1 Accident Repair Centre Warrington (fka Inchcape Accident Repair Centre Warrington)

Group 1 Estates Ltd

Group 1 Trade Parts Ltd
dba
TPS Manchester North (fka TPS Manchester North)
TPS Bolton (fka TPS Bolton)

The Cooper Group Ltd

Chapelgate Motors Ltd
dba
Porsche Centre Bournemouth (fka Porsche Centre Bournemouth)
Porsche Centre Portsmouth (fka Porsche Centre Portsmouth)

Gerard Mann Ltd
dba
Mercedes-Benz of Oxford
Mercedes-Benz of Stratford-upon-Avon
Mercedes-Benz of Coventry
Mercedes-Benz of Leicester
Mercedes-Benz of Loughborough
Mercedes-Benz of Nottingham
Mercedes-Benz of Chester
Mercedes-Benz of Liverpool
Mercedes-Benz of North Wales
Mercedes-Benz of Southport
Mercedes-Benz of Warrington
smart of Derby
smart of Liverpool
smart of Oxford

Soper of Lincoln Ltd
dba
Soper of Lincoln BMW
Soper of Lincoln MINI

Aliom Holdings Ltd

3